EXHIBIT 10.55

Added Facility:

Carthage, Tennessee

Removed Facilities:

Kansas City, Missouri

West Roxbury, Massachusetts

Oshkosh, Wisconsin

THIRD AMENDMENT TO MASTER LEASE

THIS THIRD AMENDMENT TO MASTER LEASE (the “Amendment”) is made and entered into and effective as of June 30, 2004 (the “Effective Date”), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCP”) and HEALTH CARE PROPERTY PARTNERS, a California general partnership (“HCPP”) (collectively, and jointly and severally, “Lessor”), KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company, KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company, and KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (collectively, and jointly and severally, “Lessee”), with respect to the following:

RECITALS

A. Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease dated as of May 16, 2001 (the “Original Lease”), as amended by that certain First Amendment to Master Lease dated as of August 1, 2001 (the “First Amendment”) and that certain Second Amendment to Master Lease dated as of November 18, 2003 (the “Second Amendment”). The Original Lease together with the First Amendment and Second Amendment are collectively referred to herein as the “Lease.” The Lease covers the Land, Leased Improvements, Related Rights and Fixtures of twenty-two (22) separate health care Facilities, all as more particularly described in the Lease.

B. The obligations of Lessee under the Lease are guaranteed by Kindred Healthcare, Inc., a Delaware corporation, and Kindred Healthcare Operating, Inc., a Delaware corporation (collectively and jointly and severally, “Guarantors”), pursuant to that certain written Guaranty of Obligations executed by Guarantors as of May 16, 2001 (as the same may have been amended, modified and/or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C. On or about December 21, 2001, HCP transferred its interests in the Facility located in the State of Indiana to Indiana HCP, L.P., a Delaware limited partnership (“Indiana HCP”), and in connection therewith HCP assigned to and Indiana HCP assumed HCP’s rights and obligations in, to and under the Lease (and all guaranties, indemnities and other rights relating thereto) with respect to such Facility pursuant to that certain Partial Assignment and Assumption of Master Lease dated December 21, 2001, by and between HCP and Indiana HCP. On or about March 3, 2004, Indiana HCP was merged with and into HCP and the separate existence of Indiana HCP ceased.

D. Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred Operating”), as Buyer, and HCP or HCPP, as applicable, as Seller, are also parties to those certain Purchase and Sale Agreements and Joint Escrow Instructions of even date herewith (each, a “Purchase Agreement” and collectively, the “Purchase Agreements”), pursuant to which HCP or HCPP, as applicable, has agreed to sell and Kindred Operating has agreed to purchase the Kansas City, Missouri Facility, the West Roxbury, Massachusetts Facility and the Oshkosh, Wisconsin Facility (each, a “Sale Property” and collectively, the “Sale Properties”), as applicable, in accordance with the terms of the respective Purchase Agreements. The closing of the transaction contemplated by each Purchase Agreement, if at all, with respect to each applicable Sale Property, shall be referred to herein as a “Sale Property Closing,” and the date thereof shall be referred to herein as a “Sale Property Closing Date.”

E. In connection with each Sale Property Closing, Lessor and Lessee desire effective as of the Sale Property Closing Date to remove the applicable Sale Property from the Leased Property covered by the Lease and to terminate the Lease with respect thereto.

F. HCP, as Buyer, and Kindred Nursing Centers Limited Partnership, a Delaware limited partnership, as Seller, are also parties to that certain Contract of Acquisition of even date herewith (the “Carthage Contract of Acquisition”), pursuant to which HCP is purchasing and acquiring on the Closing Date as defined in the Carthage Contract of Acquisition (the “Carthage Closing Date”) certain real and personal property situated in the City of Carthage, County of Smith, State of Tennessee, comprising a 128-bed skilled nursing facility (the “Carthage Facility”), all as more particularly described in the Carthage Contract of Acquisition. A legal description of the Land associated with the Carthage Facility is attached hereto as Exhibit A-23 and incorporated herein by this reference.

G. Effective immediately upon the Carthage Closing Date, if at all, Lessor desires to add to the Leased Property and lease to Lessee and Lessee desires to lease and hire from Lessor, the Carthage Facility.

H. Lessor and Lessee desire to amend the Lease to reflect the foregoing removal of the Sale Properties from and the addition of the Carthage Facility to the Leased Property, but only upon the terms and conditions set forth herein.

AGREEMENT

IN CONSIDERATION OF the foregoing Recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor-and Lessee agree as follows:

1. Termination of Lease with Respect to Sale Properties. Effective as of each Sale Property Closing Date, if at all, the following shall apply:

(a) Termination. The Lease, as hereby amended, shall be terminated as to the applicable Sale Property, but not as to any other Facility, and the Lease, as hereby amended, shall continue in full force and effect with respect to each such other Facility, except that the total monthly Allocated Minimum Rent payable under the Lease, as hereby amended, shall be reduced effective as of such Sale Property Closing Date by the amount of the monthly Allocated Minimum Rent for such Sale Property. The provisions of Section 18 of the Original Lease shall have no application to the termination of the Lease, as hereby amended, with respect to any Sale Property. Following each Sale Property Closing, the parties shall execute a memorandum confirming the Sale Property Closing Date for purposes of this Amendment.

(b) Leased Property; Facilities. The defined term “Leased Property” shall no longer include the applicable Sale Property and all references in the Lease, as hereby amended, to a “Facility” or “Facilities” shall mean each Facility (as defined in the Lease) other than such Sale Property.

(c) Reservations. Notwithstanding the termination of the Lease, as hereby amended, as to any Sale Property, the following obligations of Lessee under the Lease and Guarantors under the Guaranty with respect to each such Sale Property shall be reserved and continue in favor of Lessor subsequent to the applicable Sale Property Closing Date and shall not be merged with the deed delivered by HCP or HCPP, as applicable, at the Sale Property Closing:

(i) Lessee and Guarantors shall remain responsible for all Rents accrued but not paid, whether or not billed, applicable to such Sale Property through (but not including) each Sale Property Closing Date (prorated for the month in which such Sale Property Closing Date occurs based upon a thirty (30) day month);

(ii) Lessee and Guarantors shall remain responsible for all indemnification and hold harmless obligations of Lessee under the Lease and/or Guarantors under the Guaranty under the terms set forth therein with respect to such Sale Property whether arising out of events or circumstances on, before or after the applicable Sale Property Closing Date and whether such obligations occur or accrue on, or before or after the applicable Sale Property Closing Date; and

(iii) Lessee shall continue to observe any other covenant or agreement of Lessee in the Lease with respect to such Sale Property which is intended to or expressly provides that it shall survive the termination of the Lease with respect to such Sale Property, as set forth in Sections 40.3 and 40.8 of the Lease. Guarantors shall continue to observe any other covenant or agreement of Guarantor under the Guaranty with respect to such Sale Property which is intended to or expressly provides that it shall survive the termination of the Lease with respect to such Sale Property.

2. Leasing of Carthage Facility. Effective as of the Carthage Closing Date, if at all, the following shall apply:

(a) Lessor hereby leases to Lessee and Lessee hereby hires from Lessor, the Leased Property of the Carthage Facility upon all of the terms, covenants and conditions set forth in or incorporated into this Amendment.

(b) All references herein and in the Lease or this Amendment to (i) a “Facility” or “Facilities” shall mean each Facility (as defined in the Lease, as hereby amended) together with the Carthage Facility and (ii) the “Leased Property” shall include the Land, Leased Improvements, Related Rights and Fixtures of the Carthage Facility. In addition, the Leased Property of the Carthage Facility shall include the machinery, equipment, furniture and other personal property described on Exhibit F attached hereto, together with all replacements, modifications, alterations and substitutes therefor (whether or not constituting an upgrade) (collectively, “Lessor’s Personal Property”).

(c) Lessee shall hold and occupy the Leased Property of the Carthage Facility upon all of the terms and provisions of the Lease, as hereby amended, applicable to the Leased Property of the other Facilities, except that:

(i) The “Commencement Date” of the Lease with respect to the Carthage Facility shall be the Carthage Closing Date;

(ii) Lessee shall pay Rent with respect to the Carthage Facility in accordance with Section 2(d) below;

(iii) The “Primary Intended Use” of the Carthage Facility shall be a long-term skilled nursing care facility having the number of licensed and operating beds set forth on Exhibit C attached hereto and incorporated herein by this reference with respect to the Carthage Facility and such other uses necessary of incidental to such use;

(iv) Each “Lease Year” with respect to the Carthage Facility shall be each period of twelve (12) full calendar months from and after the Carthage Closing Date, unless the Carthage Closing Date is a day other than August 1, 2004, in which case the first Lease Year for the Carthage Facility shall be the period commencing on the Carthage Closing Date and ending on July 31, 2004, and each subsequent Lease Year for the Carthage Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year for such Facility; provided, however, that the last Lease Year for the Carthage Facility during the Term may be a period of less than twelve (12) full calendar, months and shall end on the last day of the Term for such Facility;

(v) The Term of the Lease with respect to the Carthage Facility shall commence on the Carthage Closing Date, as determined pursuant to Recital F and as set forth in Section 2(c)(i) above, and shall be coterminous with the Term for the balance of the Group 1 Facilities; and

(vi) The Carthage Facility shall be added to and become part of the Group 1 Facilities.

(d) Rent payable with respect to the Carthage Facility shall be as follows:

(i) Subject to upward adjustments as provided in clause (ii) below, for the period from the Carthage Closing Date through the expiration of the first Lease Year for the Carthage Facility, the initial monthly “Allocated Minimum Rent” for the Carthage Facility shall be equal to Sixty-Four Thousand Five Hundred Eighty Three and 33/100 Dollars ($64,583.33). The first monthly payment of Allocated Minimum Rent for the Carthage Facility shall be payable on the Carthage Closing Date (prorated as to any partial calendar month at the beginning of the Term for such Facility).

(ii) Commencing upon the expiration of the first (1st) Lease Year of the Fixed Term of the Carthage Facility, and upon the expiration of each Lease Year of the Carthage Facility thereafter during the Term (including the Extended Term, if any) of the Carthage Facility, the then current monthly Allocated Minimum Rent for the Carthage Facility for such Lease Year shall be increased in accordance with Section 3.1(c) of the Original Lease.

(iii) In addition to Allocated Minimum Rent, Lessee shall pay and discharge all other Additional Charges and other Rent payable with respect to the Carthage Facility, as and when payable under the Lease, as hereby amended.

3. Notices to Lessor. All notices to Lessor under the Lease, as hereby amended, shall be sent in the manner provided in the Lease to the following address:

If to Lessor:	Health Care Property Investors, Inc.
3760 Kilroy Airport Way, Suite 300 Long Beach, California 90806
	Attn:	Legal Department
	Fax:	(562) 733-5200

with a copy to:	Latham & Watkins LLP
650 Town Center Drive, Suite 2000 Costa Mesa, California 92626
	Attn:	David C. Meckler, Esq.
	Fax:	(714) 755-8290

4. Exhibits and Schedules. Effective as of each Sale Property Closing Date, if any, Exhibit A-16 (with respect to the Kansas City, Missouri Facility), Exhibit A-19 (with respect to the West Roxbury, Massachusetts Facility) and Exhibit A-21 (with respect to the Oshkosh, Wisconsin Facility), as applicable, and any reference to the applicable Sale Property in the Exhibits to the Lease shall be deleted in its entirety. Effective as of the Carthage Closing Date, if at all, Exhibit A-23 attached hereto shall be added to the Lease as Exhibit A-23, Exhibit F attached hereto shall be added to the Lease as Exhibit F, and each of Exhibit B and Exhibit C attached to the Original Lease, as previously amended and replaced by Exhibit B and Exhibit C to the Second Amendment, shall be deleted in its entirety and replaced with Exhibit B and Exhibit C attached hereto, respectively; provided, however, that if the Carthage Closing Date occurs prior to the Sale Property Closing Date of any Sale Property, then such Exhibit B and Exhibit C may at any time thereafter be updated by Lessor to include any Sale Property for which the Sale Property Closing Date fails to occur.

5. Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Lease.

6. Lease in Effect. Lessor and Lessee acknowledge and agree that the Lease, as hereby amended, remains in full force and effect in accordance with its terms.

7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the Effective Date.

“LESSOR”			“LESSEE”

HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation			KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company

By:	/s/ Paul Gallagher		By:	/s/ Greg C. Miller
	Paul Gallagher			Greg C. Miller
	Executive Vice President		Its:	Vice President Corporate Development & Financial Planning

			By:	/s/ Paul Eiseman
			Its:	VP Development
“HCP”

HEALTH CARE PROPERTY PARTNERS, a California general partnership			KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company

By:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, its Managing General Partner		By:	/s/ Greg C. Miller
Greg C. Miller
			Its:	Vice President Corporate Development & Financial Planning

			By:	/s/ Paul Eiseman
			Its:	VP Development
	By:	/s/ Paul Gallagher
Paul Gallagher
		Executive Vice President	KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership
“HCPP”
			By:	Kindred Healthcare Operating, Inc., its general partner

				By:	/s/ Greg C. Miller
Greg C. Miller
				Its:	Vice President Corporate Development & Financial Planning

				By:	/s/ Paul Eiseman
				Its:	VP Development

CONSENT AND REAFFIRMATION OF GUARANTORS

The undersigned Guarantors hereby consent to the foregoing Third Amendment to Master Lease and reaffirm to Lessor that their obligations under the Guaranty remain in full force and effect with respect to the Lease, as amended hereby.

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Greg C. Miller
Greg C. Miller
Its:	Vice President Corporate Development & Financial Planning

By:	/s/ Paul Eiseman
Its:	VP Development

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Greg C. Miller
Greg C. Miller
Its:	Vice President Corporate Development & Financial Planning

By:	/s/ Paul Eiseman
Its:	VP Development

EXHIBIT A-23

Legal Description of the Land of the Carthage, Tennessee Facility

(Facility No. 0274)

LEGAL DESCRIPTION

The land referred to herein is described as follows:

TRACT 1:

LAND in the Town of Carthage, First (1st) Civil District of Smith County, Tennessee, being more particularly described according to a survey made by HLS, Inc., Consulting Engineers, dated April 1983, of record in Plat Book 3, page 24, Register’s Office for Smith County, Tennessee, as follows:

BEGINNING at an iron pin located in the fence on the west side of the subject property, said iron pin being at the southwest corner of the subject property, and being further identified as being North 8 degrees 36 minutes East 433.20 feet from the Fisher Heirs southwest corner; running thence North 8 degrees 36 minutes East 228.24 feet with the fence to an iron pin; thence North 23 degrees 52 minutes East 375.0 feet to an iron pin located at the northwest corner of the subject property; thence South 81 degrees 26 minutes East 316.0 feet to an iron pin located at the northeast corner of the subject property; thence South 8 degrees 36 minutes West 589.9 feet to an iron pin located at the southeast corner of the subject property; thence North 81 degrees 26 minutes West 414.84 feet to the point of beginning, containing 5.21 acres, more or less.

TRACT 2:

LAND in the Town of Carthage, First (1st) Civil District of Smith County, Tennessee, and being more particularly described according to a survey made by Petty & Petty, Surveyors, dated September 15, 1983, which is a re-survey of Part of Lot No. 1 and of Lot No. 2, as shown on plan of record in Warranty Deed Book 59, page 320, Register’s Office for Smith County, Tennessee, said survey by Petty & Petty, Surveyors, being of record in Plat Book 3, page 22, said Register’s Office, as follows:

Said Lot begins at an iron pipe located on the easterly right of way of Hospital Drive, the common northwest corner of the subject property and southwest comer of the Dr., Robert J. Wright property; running thence South 82 degrees 10 minutes 00 seconds East 186.00 feet with the Wright south line to an iron pipe by a cedar tree; thence South 23 degrees 52 minutes 00 seconds West 177.00 feet to an iron pipe; thence North 80 degrees 02 minutes 07 seconds West 143.20 feet to an iron pipe located on the easterly right of way of Hospital Drive; thence North 9 degrees 55 minutes 00 seconds East 164.89 feet with the easterly right of way of Hospital Drive to the point of beginning, containing 27.628 square feet, more or less.

TOGETHER WITH THE FOLLOWING EASEMENTS:

Being two certain tracts or parcels of land located and situated in the Town of Carthage, First (1st) Civil District of Smith County, Tennessee, and being more particularly described according to a survey made by Petty & Petty, Surveyors, dated July 18, 1983, of record in Plat Book 3, page 24, Register’s Office for Smith County, Tennessee.

[Carthage, TN]

EASEMENT TRACT 1:

BEGINNING at a point, same being located on the south line of the subject property at the common northwest corner of the Dr. R.J. Wright property and the northeast corner of Hospital Drive; running thence North 64 degrees 45 minutes East 220.00 feet to an iron pipe; thence North 23 degrees 52 minutes East 50.00 feet to an iron pipe set at the end of a curb; thence North 68 degrees 30 minutes West 42.00 feet to a point; thence South 52 degrees 00 minutes West 58.30 feet to a point; thence South 63 degrees 45 minutes West 148.00 feet with a concrete curb to a point at the end of the curb; thence South 55 degrees 00 minutes West 77.92 feet to a point on the South line of subject property and the north extremity of Hospital Drive; thence South 80 degrees 02 minutes East 60.00 feet along the North extremity of Hospital Drive to the point of Beginning.

EASEMENT TRACT 2:

BEGINNING at an iron pipe at the end of a curb on the East side of a present paved road leading to the Smith County Memorial Hospital; running thence South 68 degrees 30 minutes East 89.00 feet to an iron pipe located on the West line of the Smith County Health Care Center, Inc., property, same being its Northwest corner; thence South 23 degrees 52 minutes West 50.00 feet with the Smith County Health Care Center, Inc., West line to an iron pipe; thence North 68 degrees 30 minutes West 89.00 feet to an iron pipe; thence North 23 degrees 52 minutes East 50.00 feet to the point of beginning, containing 0.102 acre, more or less.

And being part of the easement granted to Smith County Health Care Center, Inc., by grant of easement from Hospital Corporation of Smith and Overton County, in Warranty Deed Book 102, pages 409-412, said Register’s Office; and being part of the easement granted to Smith County Health Care Center, Inc., a Tennessee Corporation, by grant of easement from Hospital Development Properties, Inc., a Delaware Corporation, of record in Deed Book 119, pages 725-728, Register’s Office for Smith County, Tennessee.

Being the same property conveyed to Kindred Nursing Centers Limited Partnership by Special Warranty Deed from The Health and Educational Facilities Board of Smith County, Tennessee, of record in Book 66, page 57, in the Register’s Office for Smith County, Tennessee.

[Carthage, TN]

EXHIBIT B

List of Facilities, Facility Groups and Annual and Monthly Allocated Minimum Rent for

the Facilities

(August 1, 2003 – July 31, 2004)

[Effective as of Carthage Closing Date and after Sale Property Closings]

Kindred Facility #	City. St. Location	Group	Annual Allocated Minimum Rent	Monthly Allocated Minimum Rent
0171	Bolivar TN	1	$748,470	$62,372.49
0174	Camden TN	1	$562,083	$46,840.27
0175	Jefferson City TN	1	$1,054,416	$37,868.04
0177	Loudon TN	1	$944,025	$78,668.74
0178	Memphis TN	1	$1,527,793	$127,316.09
0179	Huntingdon TN	1	$647,690	$53,974.13
0183	Ripley TN	1	$690,510	$57,542.52
0184	Blountville TN	1	$708,138	$59,011.52
0187	Maryville TN	1	$1,142,308	$95,192.35
0189	Maryville TN	1	$456,023	$38,001.94
0274	Carthage TN	1	$775,000	$64,583.33

	Group 2

0237	Newark OH		$1,446,162	$120,513.48
0287	Vincennes IN	2	$1,140,058	$95,004.85
0271	Mayfield KY	2	$606,304	$50,525.30
0295	Whitehouse OH	2	$466,139	$38,844.89
0870	Marion OH	2	$528,461	$44,038.38

	Group 3

0849	Denver CO	3	$1,098,601	$91,550.12
0531	Fairhaven MA	3	$391,765	$32,647.12
0205	Livermore CA	3	$359,118	$29,926.53
0541	Westborough MA	3	$579,875	$48,322.92

			$15,872,939	$1,322,745.01

EXHIBIT C

Number of Licensed and Operating Beds for Each Facility

[Effective as of Carthage Closing Date and after Sale Property Closings]

Kindred Facility #	City. State Location	# of Available Beds	# of Licensed Beds
0171	Bolivar TN	134	134
0174	Camden TN	150	150
0175	Jefferson City TN	170	170
0177	Loudon TN	182	182
0178	Memphis TN	233	233
0179	Huntingdon TN	150	150
0183	RipleyTN	144	144
0184	Blountville TN	170	170
0187	Maryville TN	187	187
0189	Maryville TN	75	75
0274	Carthage TN	128	128

	Group 2

0237	Newark OH	300	300
0287	Vincennes IN	205	216
0271	Mayfield KY	100	100
0295	Whitehouse OH	88	94
0870	Marion OH	110	110

	Group 3

0849	Denver CO	172	180
0531	Fairhaven MA	106	107
0205	Livermore CA	80	83
0541	Westborough MA	122	123

EXHIBIT F

Itemization of Lessor’s Personal Property

Asset	SNo.	Cap. date	Asset description
403845	0	10/03/2001	DISPOSAL GARBAGE
411947	0	02/04/2002	WASHER EXTRACTOR 100LBHARDMOUNT
421187	0	04/03/2002	WHEELCHAIR TRACER IV W/ASTICULATING LEG
451749	0	11/30/2002	Equipment – Appraised Value at Purchase
456804	0	12/23/2002	COPIER DIGITAL AFICIO 1035, ARDF,FINISHER
465457	0	02/18/2003	ICE MACHINE WATER COOLED 320LB/24HR
465252	0	04/11/2003	BED ULTRACARE 80” W/STAFF CTL ASTRAIL
469252	1	04/11/2003	MATTRESS GEO-MATTRESS PLUS W/WINGS 80”
469253	0	04/11/2003	BED ULTRACARE 80” W/STAFF CTL ASTRAIL
469253	1	04/11/2003	MATTRESS GEO-MATTRESS PLUS W/WINGS 80”
469254	0	04/11/2003	BED ULTRACARE 80” W/STAFF CTL ASTRAIL
469254	1	04/11/2003	MATTRESS GEO-MATTRESS PLUS W/WINGS 80”
469255	0	04/11/2003	BED ULTRACARE 80” W/STAFF CTL ASTHDL
469255	1	04/11/2003	MATTRESS GEO-MATTRESS PLUS W/WINGS 80”
469258	0	04/11/2003	BED ULTRACARE 80” W/STAFF CTL ASTHDL
469259	1	04/11/2003	MATTRESS GEO-MATTRESS PLUS W/WINGS 80”
469253	2	04/11/2003	FREIGHT
470001	0	03/21/2003	STRAP STANDING DEVICE OVATION
500104	0	08/13/2003	REFRIGERATOR W/FULL DOORS TWOSECTIONS
500812	0	07/31/2003	LIFT STAND UP W/LOW BASE W/2BATTERIES
504199	0	09/20/2003	ULTRASOUND & STIMULATOR INTELECTCOMBO
521661	0	01/09/2004	EXERCISE APPARATUS
531640	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531641	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531642	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531643	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531644	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531645	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531646	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531647	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531648	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531649	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531650	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531651	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531652	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531653	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531654	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531655	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531656	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531657	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531658	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531659	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531660	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531661	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531662	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531663	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531664	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531665	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531666	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531667	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531668	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531669	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531670	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531671	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531672	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531673	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531674	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531675	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531676	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531677	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531678	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531679	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531680	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531681	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531682	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531683	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531684	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531685	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531686	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531687	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531688	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531689	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531690	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531691	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531692	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531693	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531694	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531695	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531696	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531697	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531698	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531699	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531700	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531701	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531702	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531703	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL

Asset	SNo.	Cap. date	Asset description
531704	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531705	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531706	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531707	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531708	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531709	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531710	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531711	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531712	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531713	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531714	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531715	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531716	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531717	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531718	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531719	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531720	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531721	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531722	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531723	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531724	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531725	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531726	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531727	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531728	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531729	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531730	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531731	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531732	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531733	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531734	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531735	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531736	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531737	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531738	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531739	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531740	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531741	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531742	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531743	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531744	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531745	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531746	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531747	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531748	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531749	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531750	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
531751	0	02/06/2004	BED	ULTRACARE	80”	W/STAFF	CTL	AST	RAIL
537507	0	03/11/2004	CONVECTION OVER SNG DECK 150826
552306	0	04/30/2004	CABINET STORAGE 45-GAL FORFLAMMABLES

Asset determination 00018090 MAJOR MOVABLE
414020	0	01/01/2002	I 215002 - CPU SLIMLINE P3/866MHZ 15GB128MB
414021	0	01/01/2002	I 215002 - CPU SLIMLINE P3/866MHZ 15GB128MB
414022	0	01/01/2002	I 215002 - CPU SLIMLINE P3/866MHZ 15GB128MB
414023	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414024	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414025	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414026	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414027	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414028	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414029	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414030	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414031	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414032	0	01/01/2002	I 215002 - CPU SLIMLINE P1.0/20GB/128MB
414033	0	01/01/2002	I 215002 - CISCO ROUTER
414034	0	01/01/2002	I 215002 - COMPAQ SERVER ML370
414035	0	01/01/2002	I 215002 - LASERJET PRINTER
414036	0	01/01/2002	I 215002 - SPRINT 2 SWITCHES
414037	0	01/01/2002	I 215002 - SPRINT 2 SWITCHES
414038	0	01/01/2002	I 215002 - TIMECLOCK ECOT N/BARCODE
414039	0	01/01/2002	I 215002 - GE CAPITAL CABLING
432513	0	06/19/2002	PCR: COMPAQ DESKTOP
434789	0	06/26/2002	PCR: COMPAQ DESKTOP [Not Readable]
469932	0	03/20/2003	PCR: DESKTOP ACCESSORIES
473654	0	04/08/2003	NETGAIN: CABLING FOR DSSI PROJECT
499918	0	07/01/2003	I228207 - DSSI COMPAQ EVO D510
503985	0	08/01/2003	I228207 - DSSI LEXMARK X5226 PRINTER